                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported) February 10, 2003
                                                        -----------------

                  Registrant, State of Incorporation, Address of
Commission File   Principal Executive Offices and Telephone        I.R.S. employer
Number            Number                                           Identification Number
1-8788            SIERRA PACIFIC RESOURCES                         88-0198358
                  P.O. Box 10100 (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011

1-4698            NEVADA POWER COMPANY                             88-0045330
                  6226 West Sahara Avenue
                  Las Vegas, Nevada 89146
                  (702) 367-5000

0-508             SIERRA PACIFIC POWER COMPANY                     88-0044418
                  P.O. Box 10100 (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011

                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.   Other Events
----------------------

     On February 10, 2003, Sierra Pacific Resources (the "Company") issued a press release reporting financial results for the quarter ended December 31, 2002 and the year ended December 31, 2002 for the Company and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company. The press release is attached as Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits
-----------------------------------------

     (a)  Financial Statements of Businesses Acquired
          --------------------------------------------

          Not required

     (b)  Pro forma financial information
          -------------------------------

          Not required

     (c)  Exhibits
          --------

          99.1 -Press Release issued February 10, 2003.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                            Sierra Pacific Resources
                                            ------------------------
                                            (Registrant)



Date:  February 10, 2003                    By: /s/ John Brown
                                                ---------------------------
                                                John Brown
                                                Vice President, Controller



                                            Nevada Power Company
                                            --------------------
                                            (Registrant)



Date:  February 10, 2003                    By: /s/ John Brown
                                                ---------------------------
                                                John Brown
                                                Vice President, Controller



                                            Sierra Pacific Power Company
                                            ----------------------------
                                            (Registrant)



Date:  February 10, 2003                    By: /s/ John Brown
                                                ---------------------------
                                                John Brown
                                                Vice President, Controller

                                  Exhibit Index
                                  -------------


Exhibit 99.1 -Press Release issued February 10, 2003.